UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2002

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5964 W. Las Positas Blvd.
Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 460-3900

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On November 7, 2002, the Registrant closed the transaction contemplated by a definitive agreement dated as of October 28, 2002, as amended as of November 7, 2002, by and among Tut Systems, Inc., Tiger Acquisition Corp., Tektronix, Inc. and VideoTele.com, Inc. A copy of the press release related to this event dated November 7, 2002 is attached hereto as Exhibit 99.1. Such Exhibit is incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibit. The Registrant does not consider the acquisition to be material as described under Item 2 of Form 8-K and does not expect to file the financial statements or pro forma information described under Item 7 of Form 8-K within the next 60 days.

Item 7.    Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not Applicable.

(b)  Pro forma financial information.

Not Applicable.

(c) Exhibits.

Exhibit	Description
99.1	Press release of Tut Systems, Inc. issued on November 7, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 12, 2002	By:	/s/ SALVATORE D’AURIA
Salvatore D’Auria, Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit	Description
99.1	Press release of Tut Systems, Inc. issued on November 7, 2002.